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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 30, 2002
                        (Date of earliest event reported)

    FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2002, providing for the issuance of the First Horizon Mortgage Pass-Through Trust 2002-9, Mortgage Pass-Through
                          Certificates, Series 2002-9).

                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)


              Delaware                  333-100663               75-2808384
     (State of Incorporation)      (Commission File No.)      (I.R.S. Employer
                                                            Identification No.)


           4000 Horizon Way
             Irving, Texas                                  75063
(Address of Principal executive offices)                 (Zip Code)

       Registrant's Telephone Number, Including Area Code: (214) 441-4000

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Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-100663) filed with the Securities and Exchange Commission (the "Commission") on October 24, 2002, as amended by Amendment No. 1 thereto filed with the Commission on October 31, 2002 (such Registration Statement, as amended, the "Registration Statement"), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated October 31, 2002, and the related Prospectus Supplement, dated December 23, 2002 (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on December 27, 2002, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2002-9 (the "Offered Securities").

         Pursuant to a Mortgage Loan Purchase Agreement dated as of December 30, 2002 (the "MLPA"), by and between First Horizon Home Loan Corporation ("FHHLC") and the Registrant, FHHLC sold a pool of conventional, fixed rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans") to the Registrant. A copy of the MLPA is filed herewith as Exhibit 10.1.

         On December 30, 2002, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of December 1, 2002 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

         The Offered Securities, having an aggregate principal balance of approximately $521,452,100 have been sold by the Registrant to (i) Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") pursuant to an Underwriting Agreement dated as of December 23, 2002 (the "Merrill Lynch Underwriting Agreement"), as supplemented by a Terms Agreement dated as of even date therewith, each by and among Merrill Lynch, the Registrant and FHHLC and
(ii) UBS Warburg LLC ("UBS") pursuant to an Underwriting Agreement dated as of July 24, 2002 (the "UBS Underwriting Agreement"), as supplemented by a Terms Agreement dated as of December 23, 2002, each by and among UBS, the Registrant and FHHLC. A copy of the Merrill Lynch Underwriting Agreement is filed herewith as Exhibit 1.1. The UBS Underwriting Agreement has been previously filed with the Commission and is incorporated herein by reference as Exhibit 1.2.

                                       -2-

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Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              Exhibit No.      Description

                    1.1 Underwriting Agreement dated as of December 23, 2002, by and among Merrill Lynch, the Registrant and FHHLC

                    1.2 Underwriting Agreement dated as of July 24, 2002, by and among UBS Warburg LLC, the Registrant and FHHLC*

                    4.1 Pooling and Servicing Agreement dated as of December 1, 2002, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

                   10.1 Mortgage Loan Purchase Agreement dated as of December 30, 2002, by and between FHHLC, as Seller, and the Registrant, as Purchaser























         *    Previously filed with the Commission August 6, 2002, as Exhibit
              1.2 to the Registrant's Current Report on Form 8-K (No. 333-73524)

                                       -3-

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST HORIZON ASSET SECURITIES INC.



January 14, 2003                        By:  /s/ Wade Walker
                                             -----------------------------------
                                             Wade Walker
                                             Senior Vice President - Asset
                                             Securitization























Signature Page for Form 8-K (2002-9 Issuance of Certificates)

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                                INDEX TO EXHIBITS

     Exhibit No.

         1.1 Underwriting Agreement dated as of December 23, 2002, by and among Merrill Lynch, the Registrant and FHHLC

         1.2 Underwriting Agreement dated as of July 24, 2002, by and among UBS Warburg LLC, the Registrant and FHHLC*

         4.1 Pooling and Servicing Agreement dated as of December 1, 2002, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

         10.1 Mortgage Loan Purchase Agreement dated as of December 30, 2002, by and between FHHLC, as Seller, and the Registrant, as Purchaser
























         *        Previously filed with the Commission on August 6, 2002, as
                  Exhibit 1.2 to the Registrant's Current Report on Form 8-K (No. 333-73524)